UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 18, 2014

                            GOLDEN DRAGON HOLDING CO.
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             (Exact name of registrant as specified in its charter)

         Delaware                  000-27055                27-4635140
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 (State or other jurisdiction       (Commission File          (IRS Employer)
   of incorporation                      Number)      Identification Number)

                       7609 RALSTON ROAD, ARVADA, CO 80002
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               (Address of Principal Executive Offices) (Zip Code)
                                 (720) 939-1133
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               Registrant's telephone number, including area code
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                                (Not Applicable)
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

Since previously reported on June 4, 2014, the Company, through a private offering of its restricted common stock, has completed $3,000,000 in subscription agreements for 6,000,000 shares of common stock at $0.50 per share. The shares were issued pursuant to Rule 506 of Regulation D of the 1933 Act, as amended.

EXEMPTION FROM REGISTRATION CLAIMED

Sales and issuances by us of the unregistered securities listed above were made by us in reliance upon Rule 506 of Regulation Das a Private Placement. All purchasers were provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to our management in connection with the purchase. All purchasers of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to us. All certificates representing such securities that are issued shall contain restrictive legends, prohibiting further transfer of the certificates representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition. All purchasers made written representation of investment intent and purchasers was capable of evaluating the merits and risks of the prospective investment, and the Company reasonably believed (based on written representations) immediately prior to making any sale that the purchasers came within the description of a sophisticated investor.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


ITEM 5.02 APPOINTMENT OF OFFICERS

The company has appointed James P. Sykes as Vice President, Human Resources. Most recently Mr. Sykes was Group Director/Business Partner Human Resources with Cardinal Health, Inc. from 2002 to 2014. His 12-year career with Cardinal afforded him experience in several of its core business units, including; Pharmaceutical Distribution, Nuclear Products, Specialty Lab Product, Presource, Surgical and Medical Products divisions and 17 Cardinal Health sales teams nationally. Prior to Cardinal Health he held senior level management roles in diverse companies including Fluor Daniel, Bisys and QVC. At QVC Mr. Sykes was responsible for the startup of the IT, engineering, telecommunications and broadcasting departments.
James Sykes is a graduate of LaSalle University Business School (1983).




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN DRAGON HOLDING CO.

By: /s/ Gary Herick
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Name:    Gary Herick
Title:   Chief Financial Officer

Date: September 18, 2014